EXHIBIT 10.1

THIS LICENSING AGREEMENT, made this 15th day of July 2003

BETWEEN:

                               BV PHARMACEUTICAL, INC.
                               404 - 815 Hornby Street
                               Vancouver, B.C. V6Z 2E6

AND:

                               MATT SUTTON
                               35 STRATHCLAIRRWESW
                               CALGARY, AB T3H2W8

WHEREAS:

1) The license shall commence on July 15 and continue for 1 year.

2) This letter will serve as the agreement between B.V. Pharmaceutical and Matt Sutton for the licensing by B.V. Pharmaceutical of B.V.'s process for collection of DNA samples for the purpose of preparing the samples for copyright. Matt Sutton has reviewed the information and is satisfied that B.V. Pharmaceutical is capable of collecting and a storing this data and would like to license this facility for the sole geographical region of Alberta, Canada. This license is non-exclusive.

3) Terms: A licensing fee of $2000.00 USD is owed and payable on the 15th of every month starting 30 days from the execution of this agreement.


SIGNED,

BV PHARMCEUTICAL, INC.             MATT SUTTON


/s/ LEE SOUTHERN                   /s/ MATT SUTTON
________________                   _______________
Lee Southern                       Matt Sutton
Authorized Signatory               Authorized Signatory